SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

X4 Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your **Vote** Counts!

X4 PHARMACEUTICALS, INC.

2026 Annual Meeting of Stockholders
Vote by May 10, 2026
11:59 PM ET

PHARMACEUTICALS

X4 PHARMACEUTICALS, INC.
61 N. BEACON STREET
4TH FLOOR
BOSTON, MA 02134

V88902-P42358

You invested in X4 PHARMACEUTICALS, INC. and it's time to vote!

Stockholders of record as of the close of business on March 13, 2026 have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders. **THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2026 AT 12:00 PM EASTERN TIME.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

The record date for the Annual Meeting is March 13, 2026. Only stockholders at the close of business on that date may vote at the meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's principal executive offices for examination during normal business hours by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending the day prior to the Annual Meeting.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

May 11, 2026
12:00 PM Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/XFOR2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

You are receiving this communication because you hold shares in X4 Pharmaceuticals, Inc.

This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Voting Items	Board Recommends
1. Election of Class III Directors for terms expiring in 2029. **Nominees:** 01) Gary J. Bridger, Ph.D. 02) Françoise De Craecker 03) Murray W. Stewart, M.D.	For
2. To ratify the selection of PricewaterhouseCoopers LLC as the Company's independent registered public accounting firm for the year ending December 31, 2026.	For
3. To approve the second amendment and restatement of the X4 Pharmaceuticals, Inc. 2017 Equity Incentive Plan, increasing the number of shares available for issuance under the plan.	For
4. To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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